Exhibit 99.(a)(xxi)

LORD ABBETT MUNICIPAL INCOME FUND, INC.

ARTICLES SUPPLEMENTARY

LORD ABBETT MUNICIPAL INCOME FUND, INC., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: Under a power contained in Article V of the charter of the Corporation (the “Charter”), the Board of Directors of the Corporation (the “Board of Directors”), by resolutions duly adopted, reclassified all authorized but unissued shares of the Lord Abbett Sustainable Municipal Bond Fund as unclassified common stock, par value $0.001 per share (the “Common Stock”), having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of shares of unclassified Common Stock as set forth in the Charter.

SECOND: Prior to the reclassification of the Common Stock as described in Article FIRST above, the total number of shares of stock that the Corporation had authority to issue was 11,757,501,500 shares of Common Stock, having an aggregate par value of $11,757,501.50. The authorized shares of the Corporation were classified and designated as follows:

Lord Abbett California Tax-Free Income Fund

Class A	115,000,000 shares
Class C	20,000,000 shares
Class F	67,500,000 shares
Class F3	67,500,000 shares
Class I	180,000,000 shares

Lord Abbett High Income Municipal Bond Fund

Class A	615,000,000 shares
Class C	200,000,000 shares
Class F	392,500,000 shares
Class F3	390,000,000 shares
Class I	390,000,000 shares

Lord Abbett Intermediate Tax Free Fund

Class A	778,000,000 shares
Class C	200,000,000 shares
Class F	489,000,000 shares
Class F3	489,000,000 shares
Class I	489,000,000 shares

Lord Abbett National Tax-Free Income Fund

Class A	587,500,000 shares
Class C	88,125,000 shares
Class F	176,250,000 shares
Class F3	146,875,000 shares
Class I	251,250,000 shares

Lord Abbett New Jersey Tax-Free Income Fund

Class A	225,000,000 shares
Class F	78,750,000 shares
Class F3	67,500,000 shares
Class I	153,750,000 shares

Lord Abbett New York Tax-Free Income Fund

Class A	126,250,000 shares
Class C	20,000,000 shares
Class F	67,500,000 shares
Class F3	78,750,000 shares
Class I	157,500,000 shares

Lord Abbett Short Duration High Income Municipal Bond Fund

Class A	872,500,000 shares
Class C	200,000,000 shares
Class F	292,500,000 shares
Class F3	292,500,000 shares
Class I	292,500,000 shares

Lord Abbett Short Duration Tax Free Fund

Class A	775,000,750 shares
Class C	200,000,000 shares
Class F	390,000,300 shares
Class F3	292,500,225 shares
Class I	292,500,225 shares

Lord Abbett Sustainable Municipal Bond Fund

Class A	400,000,000 shares
Class C	50,000,000 shares
Class F	100,000,000 shares
Class F3	100,000,000 shares
Class I	100,000,000 shares

Lord Abbett Muni Income Fund - Articles Supplementary (Sustainable Muni Liquidation)

THIRD: Following the reclassification of the Common Stock as described in Article FIRST above, the total number of shares of Common Stock that the Corporation has authority to issue is 11,757,501,500 shares of Common Stock, having an aggregate par value of $11,757,501.50. The authorized shares of the Corporation are classified and designated as follows (with 750,000,000 shares of unclassified Common Stock remaining):

Lord Abbett California Tax-Free Income Fund

Class A	115,000,000 shares
Class C	20,000,000 shares
Class F	67,500,000 shares
Class F3	67,500,000 shares
Class I	180,000,000 shares

Lord Abbett High Income Municipal Bond Fund

Class A	615,000,000 shares
Class C	200,000,000 shares
Class F	392,500,000 shares
Class F3	390,000,000 shares
Class I	390,000,000 shares

Lord Abbett Intermediate Tax Free Fund

Class A	778,000,000 shares
Class C	200,000,000 shares
Class F	489,000,000 shares
Class F3	489,000,000 shares
Class I	489,000,000 shares

Lord Abbett National Tax-Free Income Fund

Class A	587,500,000 shares
Class C	88,125,000 shares
Class F	176,250,000 shares
Class F3	146,875,000 shares
Class I	251,250,000 shares

Lord Abbett New Jersey Tax-Free Income Fund

Class A	225,000,000 shares
Class F	78,750,000 shares
Class F3	67,500,000 shares
Class I	153,750,000 shares

Lord Abbett Muni Income Fund - Articles Supplementary (Sustainable Muni Liquidation)

Lord Abbett New York Tax-Free Income Fund

Class A	126,250,000 shares
Class C	20,000,000 shares
Class F	67,500,000 shares
Class F3	78,750,000 shares
Class I	157,500,000 shares

Lord Abbett Short Duration High Income Municipal Bond Fund

Class A	872,500,000 shares
Class C	200,000,000 shares
Class F	292,500,000 shares
Class F3	292,500,000 shares
Class I	292,500,000 shares

Lord Abbett Short Duration Tax Free Fund

Class A	775,000,750 shares
Class C	200,000,000 shares
Class F	390,000,300 shares
Class F3	292,500,225 shares
Class I	292,500,225 shares

FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended. The shares of Common Stock hereby reclassified as specified above have been duly classified by the Board of Directors under the authority contained in the Charter. The total number of shares of Common Stock that the Corporation has authority to issue is not changed by these Articles Supplementary.

FIFTH: The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

-Signature page follows-

Lord Abbett Muni Income Fund - Articles Supplementary (Sustainable Muni Liquidation)

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and Assistant Secretary and attested by its Assistant Secretary on May 23, 2025.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

	By:	/s/ Christine Y. Sun
Christine Y. Sun
Vice President and Assistant Secretary

ATTEST:

/s/ Denise A. Wilson
Denise A. Wilson
Assistant Secretary

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Lord Abbett Muni Income Fund - Articles Supplementary (Sustainable Muni Liquidation)